UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2011

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Second Street, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices, Including Zip Code)

(617) 492-5554

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy Or Receivership

As previously reported, on December 9, 2010, Molecular Insight Pharmaceuticals, Inc. (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the District of Massachusetts (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code, Case No. 10-23355. The Company continues to operate its business and manage its properties as a debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

On March 7, 2011, the Company filed its First Amended Plan of Reorganization with the Bankruptcy Court (the “Plan”). On May 5, 2011, the Bankruptcy Court held a confirmation hearing and entered an order which approved and confirmed the Plan dated March 23, 2011 (with technical corrections) (the “Confirmation Order”). The effective date of the Plan is expected to occur on or around May 20, 2011 (the “Effective Date”).

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 10.1 respectively, and incorporated by reference herein. All capitalized terms used herein but not otherwise defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Plan of Reorganization

The material terms of the confirmed Plan include the following:

•	all existing Equity Interests of the Company will be cancelled, and such Equity Interest holders will receive nothing;

•	the Company will be reincorporated as a Delaware corporation with a new capital structure;

•

the Company, as it exists on and after the Effective Date (the “Reorganized MIP”), will receive up to $40 million new loans from certain Lenders pursuant to a Credit Agreement (the “Exit Facility”), and the Lenders will receive certain New Warrants issued by the Reorganized MIP to purchase the new Series A Convertible Preferred Stock of the Reorganized MIP;

•

on the Effective Date, holders of the Senior Secured Floating Rate Bonds due 2012 issued by the Company pursuant to the Indenture in an original aggregate principal amount equal to $150,000,000 (the “Bonds”) will each receive such holder’s pro rata share of 100% of the new Series A Convertible Preferred Stock to be issued by the Reorganized MIP pursuant to the Plan in full satisfaction, settlement, and release of, and in exchange for their Secured Bond Claims;

•

on or prior to the Effective Date, the Reorganized MIP will be a private company and the Series A Convertible Preferred Stock and New Warrants will represent all of the Equity Interests in the Reorganized MIP as of the Effective Date; on or after the Effective Date, a new Management Equity Plan will be established;

•	holders of Allowed Claims that are General Unsecured Claims will each receive in full and final satisfaction of such claim, such holder’s pro rata share of $500,000 in cash; and

•	the proceeds from the Exit Facility will be used, among other things, to pay allowed DIP Facility Claims.

Authorized Capital Stock

On the Effective Date, the authorized capital stock of the Reorganized MIP will consist of up to 13,939,000 Series A Convertible Preferred Stock and up to 16,029,850 shares of Common Stock. Pursuant to the Plan, as of the Effective Date, 10,000,000 shares of Series A Convertible Preferred Stock will be issued and outstanding and no shares of Common Stock will be issued on that date. The shares of Common Stock are reserved for future issuance upon the conversion of Series A Convertible Preferred Stock and the issuance under the new Management Equity Plan.

Assets and Liabilities

Information as to the Company’s assets and liabilities as of the most recent practicable date is contained in the unaudited balance sheet dated April 30, 2011 attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	First Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code of Molecular Insight Pharmaceuticals, Inc., dated March 23, 2011, as confirmed by the Bankruptcy Court on May 5, 2011.

10.1	Order Confirming the First Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated May 5, 2011.

99.1	Unaudited Balance Sheet, dated April 30, 2011.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s expectations, hopes, beliefs and intentions with respect to the Plan, its restructuring transaction and its new capital structure. The Company’s actual future results could differ materially from those expressed or implied in such forward-looking statements, and such statements are subject to a number of risks, uncertainties and other factors. These factors include, among other things, delays in the effective date of the Plan, the failure to satisfy certain conditions of the Plan and whether the Company is ultimately able to consummate the transactions contemplated by the Plan. In addition, such statements are subject to the impact on the Company’s business and prospects generally of, among other factors, general economic, business and financing conditions, and other risks detailed from time to time in the

Company’s Securities and Exchange Commission filings. Any forward-looking statement reflects only the Company’s belief at the time the statement is made. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, the Company undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 11th day of May, 2011.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

By:	/s/ Mark A. Attarian
Name: Mark A. Attarian Title: Interim Executive Vice President and Chief Financial Officer

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Exhibit Description

2.1	First Amended Plan of Reorganization of Molecular Insight Pharmaceuticals, Inc., dated March 23, 2011, as confirmed by the Bankruptcy Court on May 5, 2011.

10.1	Order Confirming the First Amended Plan of Reorganization, dated May 5, 2011.

99.1	Unaudited Balance Sheet, dated April 30, 2011.